                                                                 Exhibit 10.77.2


                                FIRST AMENDMENT
                                      TO
                               CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 20th day of October 1997, and entered into among INTERSTATE FIBERNET, INC., a Delaware corporation (the "Borrower"), the Lenders signatory thereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender").


                                  WITNESSETH:
                                  -----------

     WHEREAS, the Borrower, the Lenders, and the Administrative Lender entered into a Credit Agreement, dated as of September 17, 1997 for a loan facility in the amount of $100,000,000 (as amended, restated, waived or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Lenders, the Administrative Lender, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

     SECTION 1. Definitions.

         (a) Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b) Definition of Fractional Share Cash Payments. The definition of "Fractional Share Cash Payments" is hereby added to Article 1 of the Credit Agreement in alphabetical order on page 8 as follows:

           "Fractional Share Cash Payments" means payments of cash by the Parent, in an aggregate amount not to exceed $50,000, in connection with the merger of ITC Holding with and into the Parent, to holders of Capital Stock issued by the Parent, and to holders of options to purchase Capital Stock assumed by the Parent, or otherwise outstanding at the time of such merger, in lieu of the issuance by the Parent of fractional shares of Capital Stock.

     SECTION 2. Amendment to Section 2.05(b) of the Credit Agreement. Section 2.05(b) on page 24 of the Credit Agreement shall be deleted in its entirety and the following Section 2.05(b) shall be substituted in its stead:

         (b) Public or Private Insurance of Equity. To the extent that the Parent, the Borrower or any of its Subsidiaries consummates any public or private issuance of equity (this provision in and of itself not constituting permission to do so), then the Parent, the Borrower and its Subsidiaries shall, (i) to the extent that any net proceeds from any such transaction are received within 12 months of the Closing Date and such net proceeds are in excess of $125,000,000, immediately use 50% of such net proceeds in excess of $125,000,000 to repay the Obligations under the Revolving Loan and the Term Loan, pro rata, or (ii) to the extent that clause (i) above is not applicable but the net proceeds from any such transaction are in excess of $50,000,000, immediately use 50% of such net proceeds in excess of $50,000,000 to repay the Obligations under the Revolving Loan and the Term Loan, pro rata.

     SECTION 3. Amendment to Section 8.07 of the Credit Agreement. Section 8.07 on pages 61 through 63 of the Credit Agreement shall be amended to delete the period at the end of subpart (e) and insert"; and" in lieu thereof and to add the following as new subpart (f) thereto:

         (f) The Parent may make Fractional Share Cash Payments in connection with the merger of ITC Holding with and into the Parent.

     SECTION 4. Amendment to Section 8.10 of the Credit Agreement. Section 8.10 on pages 63 and 64 of the Credit Agreement shall be deleted in its entirety and the following Section 8.10 shall be substituted in its stead:

         8.10. Capital Stock. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to (a) make or permit any transfer, assignment, distribution, mortgage, pledge or gift of any shares of Pledged Stock, except to another wholly owned direct or indirect Subsidiary of the Borrower that has executed an Unlimited Guaranty of the Obligations and (b) issue any Capital Stock other than (i) up to $125,000,000 in common stock of the Parent; (ii) stock options and common stock (issued pursuant to the exercise of any such stock options) pursuant to the 1997 Directors Stock Option Plan and the 1997 Stock Option Plan of the Parent (as both such Plans may be amended in connection with the merger referred to in the next clause (iii)); (iii) common and preferred stock of the Parent (and the common stock into which such preferred stock will be convertible pursuant to the terms thereof) in exchange for common and preferred stock of ITC Holding (in connection with the merger of ITC Holding with and into the Parent) and common stock of the Parent upon the exercise of outstanding options issued by ITC Holding; and (iv) preferred stock of the Parent (and the common stock into which such preferred stock will be convertible pursuant to the terms thereof) of SCANA Communications, Inc. pursuant to an earn-out agreement described in the Offering Memorandum of the Parent dated May 29, 1997.

        SECTION 5. Amendment to Section 8.14 of the Credit Agreement. Section
8.14 on page 64 of the Credit Agreement shall be deleted in its entirety and the following Section 8.14 shall be substituted in its stead:

                8.14. Amendment of Senior Notes. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, amend, waive or consent to any deviation from any term or provision of any documentation or agreements relating to the Senior Notes other than the Supplemental Indenture dated as of October 17, 1997 providing for Fractional Share Cash Payments.

        SECTION 6. Affirmation. The Borrower hereby acknowledges and agrees that nothing in this First Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this First Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

        SECTION 7. Conditions Precedent. This First Amendment shall not be effective until

                (a) all proceedings of the Borrower and the Guarantors taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto, and the Administrative Lender shall have received copies of resolutions or other authorizing documentation for the Borrower and each of the Guarantors,

                (b) affirmation of those certain guaranties executed by each Guarantor, affirming the guaranties executed and delivered in connection with the Credit Agreement, and

                (c) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

        SECTION 8. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this First Amendment.

     SECTION. 9. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form an substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this First Amendment.

     SECTION. 10. Counterparts. This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 11. GOVERNING LAW: WAIVER OF JURY TRIAL.

     (a) THIS AGREEMENT AND ALL OTHER LOAN PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE TEXAS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER, A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     (b) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS SECTION

SHALL AFFECT THE RIGHT OF ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 12. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.


THE BORROWER:

                                            INTERSTATE FIBERNET, INC.

                                            /s/ Douglas A. Shumate
                                            ------------------------------------
                                            By:   Douglas A. Shumate
                                            Its:  Senior Vice President -- Chief
                                                  Financial Officer


ADMINISTRATIVE LENDER:

                                            NATIONSBANK OF TEXAS, N.A., as
                                            Administrative Lender

                                            /s/ Keith Wilson
                                            ------------------------------
                                            By:   Keith Wilson
                                            Its:  Vice President


LENDERS:

                                            NATIONSBANK OF TEXAS, N.A.,
                                            individually as a Lender

                                            /s/ Keith Wilson
                                            ------------------------------
                                            By:   Keith Wilson
                                            Its:  Vice President



                                            AMSOUTH BANK


                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

                                            CREDITANSTALT-BANKVEREIN


                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------



                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

                                            MEESPIERSON CAPITAL CORP.


                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------



                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------



                                            STATE STREET BANK AND TRUST
                                            COMPANY

                                            /s/ Andrew N. Sween
                                            --------------------------
                                            By: Andrew N. Sween
                                               -----------------------
                                            Its: Loan Officer
                                                ----------------------



                                            CORESTATES BANK, N.A.

                                            /s/ Christopher Waltrich
                                            --------------------------
                                            By: Christopher Waltrich
                                               -----------------------
                                            Its: Commercial Officer
                                                ----------------------

                                            FIRST UNION NATIONAL BANK

                                            /s/ James Rodman
                                            -----------------------------
                                            By: James Rodman
                                               --------------------------
                                            Its: Senior Vice President
                                                -------------------------



                                            REGIONS BANK

                                            /s/ Edwin P. Wilson
                                            -----------------------------
                                            By: Edwin P. Wilson
                                               --------------------------
                                            Its: Senior Vice President
                                                -------------------------



                                            TORONTO DOMINION (TEXAS), INC.

                                            /s/ Neva Nesbitt
                                            -----------------------------
                                            By: Neva Nesbitt
                                               --------------------------
                                            Its: Vice President
                                                -------------------------

        The terms and conditions set forth above are acceptable and agreed to by each of the following Guarantors, and each such Guarantor hereby affirms it obligations under its Guaranty of the Obligations:


                                        ITC/\DELTACOM, INC.

                                        /s/ Douglas A. Shumate
                                        ------------------------------------
                                        By:   Douglas A. Shumate
                                        Its:  Senior Vice President -- Chief
                                              Financial Officer


                                        DELTACOM, INC.

                                        /s/ Douglas A. Shumate
                                        ------------------------------------
                                        By:   Douglas A. Shumate
                                        Its:  Senior Vice President -- Chief
                                              Financial Officer


                                        GULF STATES TRANSMISSION SYSTEMS, INC.

                                        /s/ Douglas A. Shumate
                                        --------------------------------------
                                        By:   Douglas A. Shumate
                                        Its:  Senior Vice President -- Chief
                                              Financial Officer